UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vasagatan 11, 7th Floor, SE-111 20

Box 70381,

SE-107 24, Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On May 6, 2014, Autoliv, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). As discussed under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved an amendment to Article 5 of the Company’s Restated Certificate of Incorporation to declassify the Board of Directors of the Company (the “Board”) and provide for the annual election of all directors (the “Declassification Amendment”).

Under the Declassification Amendment, directors standing for election commencing with the 2015 annual meeting of stockholders will be elected for one year terms. Directors elected by stockholders prior to the 2015 annual meeting of stockholders, including directors that were elected at the Annual Meeting, will serve out their three year terms, and the entire Board will be elected annually commencing with the 2017 annual meeting of stockholders. A detailed description of the Declassification Amendment is set forth in the Company’s Definitive Proxy Statement for the Annual Meeting (the “2014 Proxy Statement”), which was filed with the Securities and Exchange Commission on March 26, 2014.

Consistent with Delaware law, the Declassification Amendment also provides for the removal of a director without cause commencing from and after the election of directors at the 2017 annual meeting of stockholders. Until the election of directors at the 2017 annual meeting of stockholders, a director may be removed for cause only. In either case, the vote required to remove a director will be the affirmative vote of 80% of the Company’s outstanding shares entitled to vote in the election of directors.

The Declassification Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Company’s Restated Certificate of Incorporation with the Delaware Secretary of State on May 6, 2014 (the “Certificate of Amendment”).

In connection with the foregoing, and as described in the 2014 Proxy Statement, the Board also approved corresponding amendments to Section 3.1 of the Company’s Restated By-laws to declassify the Board and provide for the annual election of all directors of the Board on the schedule described above. The Board’s approval of these conforming amendments to the Restated By-laws was contingent upon stockholder approval of the Declassification Amendment. Accordingly, the Company’s Second Restated By-laws became effective as of May 6, 2014.

The foregoing descriptions of the Declassification Amendment and the Second Restated By-laws are qualified in their entirety by reference to the texts of the Certificate of Amendment and the Second Restated By-laws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 89,377,048 shares were represented in person or by valid proxy and the Company’s stockholders took the following actions:

Election of Directors

Mr. Jan Carlson and Mr. James M. Ringler were each re-elected to the Board for a regular three-year term until the 2017 annual meeting of stockholders. Mr. Lars Nyberg withdrew his name from nomination for re-election to the Board at the Annual Meeting. Votes that were submitted with instruction to vote for all of the Board’s nominees were only voted for the remaining nominees, Mr. Carlson and Mr. Ringler, and any votes that were submitted with instruction to vote for Mr. Nyberg were disregarded.

The votes cast were as follows:

Mr. Jan Carlson: 83,442,923 votes for, 4,195,883 votes withheld and 1,738,242 broker non-votes.

Mr. James M. Ringler: 82,658,558 votes for, 4,980,248 withheld and 1,738,242 broker non-votes.

Advisory Vote on Executive Compensation

Stockholders of the Company approved, on a non-binding, advisory basis, a resolution approving the compensation paid to the Company’s named executive officers for fiscal year 2013. The votes cast were as follows:

75,883,041 votes for, 10,429,023 votes against, 1,326,742 abstentions and 1,738,242 broker non-votes.

Amendment to the Company’s Restated Certificate of Incorporation to Declassify the Board

Stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board and provide for the annual election of directors. The votes cast were as follows:

86,264,701 votes for, 73,887 votes against, 1,300,218 abstentions and 1,738,242 broker non-votes.

Ratification of Appointment of Independent Auditors

Stockholders of the Company ratified the appointment of Ernst & Young AB as the Company’s independent registered public accounting firm for fiscal year 2014. Votes cast were as follows:

87,283,229 votes for, 581,769 votes against, 1,512,050 abstentions and 0 broker non-votes.

The proposals presented at the Annual Meeting are described in detail in the 2014 Proxy Statement.

Item 8.01	Other Events.

Committees of the Board

On May 6, 2014, the Company issued a press release announcing changes approved by the Board to the membership of the committees of the Board. As of May 6, 2014, the committees of the Board will have the following memberships:

Audit Committee: Robert W. Alspaugh (Chairman), Franz-Josef Kortüm, James M. Ringler

Compensation Committee: James M. Ringler (Chairman), Franz-Josef Kortüm, George A. Lorch

Nominating and Corporate Governance Committee: George A. Lorch (Chairman), Xiaozhi Liu, Kazuhiko Sakamoto

Compliance Committee: Kazuhiko Sakamoto (Chairman), Robert W. Alspaugh, Xiaozhi Liu

Third Quarter Dividend

In the same press release, the Company announced that the Board declared a quarterly dividend of 54 cents per share for the third quarter of 2014. The dividend will be payable on September 4, 2014 to Company stockholders of record on the close of business on August 20, 2014. The ex-date when the shares will trade without the right to the dividend will be August 18, 2014.

Item 9.01	Financial Statements and Exhibits.

(d) EXHIBITS

3.1	Certificate of Amendment to Autoliv, Inc.’s Restated Certificate of Incorporation, filed May 6, 2014.

3.2	Second Restated By-laws of Autoliv, Inc.

99.1	Press Release of Autoliv, Inc. dated May 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC.

By:	/s/ Anthony J. Nellis
Name:	Anthony J. Nellis
Title:	Interim Vice President – Legal Affairs
General Counsel and Secretary

Date: May 6, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Autoliv, Inc.’s Restated Certificate of Incorporation, filed May 6, 2014.

3.2	Second Restated By-laws of Autoliv, Inc.

99.1	Press Release of Autoliv, Inc. dated May 6, 2014.